INCOME TAXES	9 Months Ended
Sep. 30, 2013
INCOME TAXES
6.	INCOME TAXES

As of September 30, 2013, the Group’s unrecognized tax benefit is RMB143,473,000 (US$23,443,301) which related to tax incentives received and tax resident status. It is possible that the amount accrued will change in the next 12 months as a result of new interpretive guidance released by the PRC tax authorities; however, an estimate of the range of the possible change cannot be made at this time. The unrecognized tax benefits, if ultimately recognized, will impact the effective tax rate. As of December 31, 2012 and September 30, 2013, the Group did not accrue any penalties and interests related to the unrecognized tax benefits.

The Group’s income tax expenses were RMB24,329,000 and RMB257,676,000 (US$42,103,922) for the nine months ended September 30, 2012 and 2013, respectively. The Group’s effective tax rates are (3%) and (43%) for the nine months ended September 30, 2012 and 2013, respectively. The effective tax rate differences compared with PRC statutory income tax rate of 25% were primarily due to changes in the valuation allowance for deferred tax assets and foreign tax rate differences of Cayman Islands company.

On September 30, 2013, as a result of the Group’s assessment on the realizability of deferred tax assets, an additional valuation allowance of RMB283,446,000 (US$46,314,706) was recorded to reduce deferred tax assets to a net amount that management concluded was more-likely-than-not of being realizable based on the weight of all available evidence.